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                                                                     Exhibit 4.1



    COMMON STOCK                                        COMMON STOCK
       NUMBER                                              SHARES
     WGI                            [LOGO]

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                             CUSIP 938862 20 8


                      WASHINGTON GROUP INTERNATIONAL, INC.

THIS CERTIFIES THAT



IS THE OWNER OF

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

WASHINGTON GROUP INTERNATIONAL, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

WITNESS THE FACSIMILE SIGNATURE OF ITS DULY AUTHORIZED OFFICERS.

                              CERTIFICATE OF STOCK

DATED. 01/21/02

/s/ Craig G. Taylor                                /s/ Stephen G. Hanks
CORPORATE SECRETARY                       PRESIDENT AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:

BY  WELLS FARGO BANK MINNESOTA, N.A.
      TRANSFER AGENT AND REGISTRAR
      /s/ L. M. Kaufman


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    THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO
REQUESTS A STATEMENT OR SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common          UNIF GIFT MIN ACT-_______Custodian_______
TEN ENT-as tenants by the entireties                    (Cust)          (Minor)
JT TEN -as joint tenants with right     under Uniform Gifts to Minors
        of survivorship and not as      Act ____________________
        tenants in common                         (State)
                                      UNIF TRF MIN ACT-___Custodian (until age_)
                                                     (Cust)
                                        __________ under Uniform Transfers
                                         (Minor)
                                        to Minors Act _______________________
                                                             (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
    /                      /


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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated________________________


                                       X___________________________________


                                       X___________________________________


NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE(S) GUARANTEED


By ___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.